Exhibit 3.2


                                     BYLAWS

                                       OF

                              SONOMA VALLEY BANCORP
                            a California corporation

                                     BYLAWS
                                       OF
                              SONOMA VALLEY BANCORP


                                TABLE OF CONTENTS
                                      Page


ARTICLE I - OFFICES............................................................1
         SECTION 1  - PRINCIPAL EXECUTIVE OFFICE...............................1
         SECTION 2  - CHANGE OF LOCATION.......................................1
         SECTION 3  - OTHER OFFICES............................................1

ARTICLE II - MEETINGS OF SHAREHOLDERS..........................................1
         SECTION 1  - PLACE OF MEETINGS........................................1
         SECTION 2  - ANNUAL MEETINGS..........................................1
         SECTION 3  - SPECIAL MEETINGS.........................................2
         SECTION 4  - NOTICE OF SHAREHOLDERS' MEETINGS.........................2
         SECTION 5  - MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.............3
         SECTION 6  - ADJOURNED MEETINGS AND NOTICE THEREOF....................4
         SECTION 7  - VOTING AT MEETINGS OF SHAREHOLDERS AND RIGHT TO
                      CUMULATE VOTES...........................................4
         SECTION 8  - RECORD DATE FOR SHAREHOLDER NOTICE, VOTING
                      AND GIVING CONSENTS......................................5
         SECTION 9  - QUORUM...................................................6
         SECTION 10 - WAIVER OF NOTICE OR CONSENT BY ABSENT
                      SHAREHOLDERS.............................................6
         SECTION 11 - SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT
                      MEETING..................................................6
         SECTION 12 - PROXIES..................................................8
         SECTION 13 - INSPECTORS OF ELECTION...................................9

ARTICLE III - DIRECTORS........................................................9
         SECTION 1  - POWERS...................................................9
         SECTION 2  - NUMBER AND QUALIFICATION OF DIRECTORS...................10
         SECTION 3  - ELECTION AND TERM OF OFFICE.............................10
         SECTION 4  - VACANCIES...............................................10
         SECTION 5  - REMOVAL OF DIRECTORS....................................11
         SECTION 6  - RESIGNATION OF DIRECTOR.................................11
         SECTION 7  - PLACE OF MEETING........................................12
         SECTION 8  - ANNUAL MEETING..........................................12
         SECTION 9  - SPECIAL MEETINGS........................................12


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         SECTION 10 - ADJOURNMENT.............................................13
         SECTION 11 - NOTICE OF ADJOURNMENT...................................13
         SECTION 12 - WAIVER OF NOTICE........................................13
         SECTION 13 - QUORUM AND VOTING.......................................13
         SECTION 14 - FEES AND COMPENSATION...................................14
         SECTION 15 - ACTION WITHOUT MEETING..................................14

ARTICLE IV - OFFICERS.........................................................14
         SECTION 1  - OFFICERS................................................14
         SECTION 2  - ELECTION................................................14
         SECTION 3  - SUBORDINATE OFFICERS....................................14
         SECTION 4  - REMOVAL AND RESIGNATION.................................15
         SECTION 5  - VACANCIES...............................................15
         SECTION 6  - CHAIRMAN OF THE BOARD...................................15
         SECTION 7  - PRESIDENT...............................................15
         SECTION 8  - VICE PRESIDENTS.........................................15
         SECTION 9  - SECRETARY...............................................16
         SECTION 10 - ASSISTANT SECRETARIES...................................17
         SECTION 11 - CHIEF FINANCIAL OFFICER (TREASURER).....................17
         SECTION 12 - ASSISTANT FINANCIAL OFFICERS............................17
         SECTION 13 - SALARIES................................................18

ARTICLE V - SHARES OF STOCK...................................................18
         SECTION 1  - SHARE CERTIFICATES......................................18
         SECTION 2  - FRACTIONAL SHARES.......................................18
         SECTION 3  - TRANSFER OF SHARES......................................18
         SECTION 4  - LOST OR DESTROYED CERTIFICATE...........................18

ARTICLE VI - COMMITTEES.......................................................19
         SECTION 1  - COMMITTEES..............................................19

ARTICLE VII - INDEMNIFICATION OF DIRECTORS,
         OFFICERS, EMPLOYEES, AND OTHER AGENTS................................20
         SECTION 1  - AGENTS, PROCEEDINGS, AND EXPENSES.......................20
         SECTION 2  - INDEMNIFICATION.........................................20
         SECTION 3  - INSURANCE...............................................20

ARTICLE VIII - RECORDS AND REPORTS............................................20
         SECTION 1  - SHAREHOLDER INSPECTION OF BYLAWS........................20
         SECTION 2  - MAINTENANCE AND INSPECTION OF RECORDS OF
                      SHAREHOLDERS............................................21
         SECTION 3  - SHAREHOLDER INSPECTION OF CORPORATE RECORDS.............21
         SECTION 4  - INSPECTION BY DIRECTORS.................................21

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         SECTION 5  - ANNUAL REPORT...........................................21
         SECTION 6  - ANNUAL STATEMENT OF GENERAL INFORMATION.................21

ARTICLE IX - MISCELLANEOUS....................................................22
         SECTION 1  - CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS................22
         SECTION 2  - CONTRACTS, EXECUTION....................................22
         SECTION 3  - REPRESENTATION OF SHARES OF OTHER
                      CORPORATIONS............................................22

ARTICLE X - AMENDMENTS TO BYLAWS..............................................23
         SECTION 1  - AMENDMENT BY SHAREHOLDERS...............................23
         SECTION 2  - AMENDMENT BY DIRECTORS..................................23

                                     BYLAWS
                                       OF
                              SONOMA VALLEY BANCORP


                               ARTICLE I - OFFICES

SECTION 1 - PRINCIPAL EXECUTIVE OFFICE

     The principal executive office for the transaction of the business of the corporation is hereby fixed and located at 202 West Napa Street, Sonoma, California.

SECTION 2 - CHANGE OF LOCATION

     The board of directors is hereby granted full power and authority to change said principal executive office from one location to another and to fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this State, and the corporation has one or more business offices in this State, the board of directors shall fix and designate a principal executive office in the State of California.

SECTION 3 - OTHER OFFICES

     Branch or subordinate offices may at any time be established by the board of directors at any place or places where the corporation is qualified to do business.


                      ARTICLE II - MEETINGS OF SHAREHOLDERS

SECTION 1 - PLACE OF MEETINGS

     All annual and all other meetings of shareholders shall be held at the location designated by the board of directors pursuant to a resolution or as set forth in a notice of the meeting, within or outside of the State of California. If no such location is set forth in a resolution or in the notice of the meeting, the meeting shall be held at the principal executive office of the corporation.

SECTION 2 - ANNUAL MEETINGS

     The annual meetings of shareholders shall be held on during the month of May of each year, or at such other time as may be fixed by resolution of the board of directors; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place on the next date thereafter ensuing which is not a legal holiday.

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At such  meetings,  directors  shall be  elected,  reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the powers of the shareholders.

SECTION 3 - SPECIAL MEETINGS

     Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the president or by the board of directors or the chairman of the board or by one or more shareholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting.

     If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote in accordance with the provisions of Sections 4 and 5 of this Article II, and the notice shall set forth that a meeting will be held at the date and time requested by the person or persons calling the meeting not less than thirty-five
(35) or more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

SECTION 4 - NOTICE OF SHAREHOLDERS' MEETINGS

     All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) or more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. The notice shall specify the place, date and hour of the meeting.

     In the case of a special meeting the notice shall specify the general nature of the business to be transacted and no other business may be transacted at said meeting.

     In the case of the annual meeting the notice shall specify those matters which the board of directors, at the time of the mailing of the notice, intends to present for action by the shareholders, but any proper matter may be presented at the meeting. The notice shall also state the general nature of the business or proposal to be considered or acted upon at such meeting before action may be taken at such meeting for approval of (i) any transaction governed by Section 310 of the California Corporations Code (the "Code") including a proposal to enter into a contract or other transaction between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more of the corporation's

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directors  has a  material  financial  interest  or in which  one or more of its
directors  are  directors;   or  (ii)  a  proposal  to  amend  the  articles  of
incorporation in any manner other than may be accomplished by the board of directors alone as permitted by subsections (b) through (d) of Section 902 of the Code; or (iii) a proposal to reorganize the corporation under Section 1201 of the Code; or (iv) a proposal to wind up and dissolve the corporation under
Section 1900 of the Code; or (v) if the corporation is in the process of winding up and has both preferred and common shares outstanding, a proposal for a plan
of  distribution  of  the  shares,   obligations  or  securities  of  any  other
corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of the preferred shares as specified in the articles of incorporation of the corporation.

     The notice of any meeting at which directors are to be elected shall include the name of any candidates intended at the time of the notice to be presented by the board of directors for election. Shareholders who intend to present their own slate of candidates must give notice to the board of directors of the name(s), address(es) and telephone number(s) of such candidate(s) not less than seventy (70) days prior to the meeting date as set forth in these bylaws or by resolution of the board. Notice shall be deemed submitted to the board if it is delivered to the Secretary of the corporation personally or by first-class mail, by telegraph, facsimile or other form of written communication, charges prepaid, addressed to the corporation's principal executive office. Notice shall be deemed to have been given at the time delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or electronic means to the recipient by the person given the notice.

SECTION 5 - MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Notice of any shareholders' meeting or any distribution of reports required by law to be given to shareholders shall be given to shareholders either personally or by first-class mail, facsimile or other form of written communication, charges prepaid, sent to each shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or has been so given, notice shall be deemed to have been given if sent to that shareholder by first-class mail, facsimile or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or other electronic means to the recipient by the person giving the notice.

     If any notice or report sent to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the

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shareholder  on written  demand of the  shareholder  at the principal  executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting or report may be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and filed and maintained in the minute book of the corporation.

SECTION 6 - ADJOURNED MEETINGS AND NOTICE THEREOF

     Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at such meeting except in the case of the withdrawal of a shareholder from a quorum as provided in Section 9 of this Article II.

     When any shareholders' meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and 5 of this Article II. Except as provided above, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken. The corporation may transact any business at any adjourned meetings that might have been transacted at the regular meeting.

SECTION 7 - VOTING AT MEETINGS OF SHAREHOLDERS AND RIGHT TO
            CUMULATE VOTES

     The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 8 of this Article II, subject to the provisions of Section 702 to 704, inclusive, of the Code (relating to voting shares held by a fiduciary, in the name of the corporation, or in joint ownership). Every shareholder entitled to vote shall have the right to vote in person, or as provided in Section 12 of this Article II, by proxy. The shareholders' vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of or in opposition to the proposal and refrain from voting the remaining shares, but if the shareholder fails to specify the number of shares which the shareholder is voting, it will be conclusively presumed that the shareholder's vote is with respect to all shares that the shareholder is entitled to vote.

     The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or by the articles of incorporation.

     Every shareholder entitled to vote at any election for directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit; provided that the names of the candidate or candidates for whom the shareholder votes have been placed in nomination prior to the voting (subject also to the advance notice requirements set forth in Section 4 of this Article II) and that at least one shareholder has given notice at the meeting prior to the voting of an intention to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes against a director and votes withheld shall have no legal effect.

SECTION 8 -  RECORD DATE FOR SHAREHOLDER NOTICE, VOTING AND GIVING
             CONSENTS

     For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days or less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consent, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

     If the board of directors does not so fix a record date:

     (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

     (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (i) when no prior action by the board has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the board has been taken, shall be at the close of business on the day on which the board adopts the resolution relating to that action, or the sixtieth (60th) day before the date of such other action, whichever is later.

SECTION 9 - QUORUM

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum and by any greater number of shares otherwise required to take such action by applicable law or in the articles of incorporation. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no business may be transacted except as hereinabove provided.

SECTION 10 - WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS

     The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if the objection is expressly made at the meeting.

SECTION 11 - SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT
             MEETING

     Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notwithstanding the previous sentence, directors may be elected by written consent without a meeting only if the unanimous written consent of all outstanding shares entitled to vote is obtained, except that a vacancy in the board (other than a vacancy created by removal of a director) not filled by the board may be filled by the written consent of the holders of a majority of the outstanding shares entitled to vote.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, the secretary shall give to those shareholders entitled to vote who have not consented in writing notice of such approval at least ten (10) calendar days before the consummation of the action authorized by such approval for any of the following:

     (i) Any transaction governed by Section 310 of the Code including contracts or other transactions between the corporation and one or more of its directors, or between the corporation and any corporation, firm or association in which one or more of its directors has a direct or indirect financial interest or in which one or more of its directors are directors;

     (ii) Indemnification to be made by the corporation to any person who is or was a director, officer, employee or other agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a corporation which was a predecessor corporation to which such person was or is a party or is threatened to be made a party as provided for in Section 317 the Code;

     (iii)An amendment to the articles of incorporation in any manner other than may be accomplished by the board of directors alone as may be permitted by subsections (b) through (d) of Section 902 of the Code;

     (iv) The  principal  terms of a  reorganization  of the  corporation  under
          Section 1201 of the Code; or

     (v) In case the corporation in the process of winding up has both preferred and common shares outstanding, a plan of distribution of the shares, obligations or securities of any other corporation, domestic or foreign, or assets other than money which is not in accordance with the liquidation rights of the preferred shares as specified in the articles of incorporation.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to those shareholders entitled to vote who have not consented in writing. Such notice shall be given in accordance with Section 5 of this Article II.

     All such waivers, consents or approvals shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consent of the number of shares required to authorize the proposed action has been filed with the secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the secretary of the corporation.

SECTION 12 - PROXIES

     Every shareholder entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, facsimile or other electronic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or as to any meeting by attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Code.

SECTION 13 - INSPECTORS OF ELECTION

     Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If inspectors of election are not so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall, appoint a person to fill that vacancy.

     These inspectors shall:

     (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

     (b) Receive votes, ballots or consents;

     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d) Count and tabulate all votes or consents;

     (e) Determine when the polls shall close;

     (f) Determine the result; and

     (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                             ARTICLE III - DIRECTORS

SECTION 1 - POWERS

     Subject to the provisions of the Code and any limitations in the articles of incorporation and the bylaws of the corporation relating to action required to be approved by the shareholders or by the outstanding shares, or by a less than majority vote of a class or series of preferred shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors. The board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board.

SECTION 2 - NUMBER AND QUALIFICATION OF DIRECTORS

     The authorized number of directors of the corporation shall not be less than six (6) nor more than eleven (11) (which in no case shall be greater than two times the stated minimum minus one) with the exact number of directors to be fixed, within the limits specified, by approval of the board or the shareholders in the manner provided in the bylaws and subject to paragraph (5) of subdivision
(a) of section 204 of the Code. After the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the majority of the outstanding shares entitled to vote; provided that an amendment reducing the number to less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.

SECTION 3 -  ELECTION AND TERM OF OFFICE

     Except as provided in Section 301.5, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting. Each director, including the director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

SECTION 4 -  VACANCIES

     Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor is elected at an annual or special meeting of the shareholders.

     A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the board of directors by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the shareholders, to be held to elect the entire board of directors. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.

     No reduction of the authorized number of directors or amendment reducing the number of classes of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

SECTION 5 -  REMOVAL OF DIRECTORS

     (a) Any or all of the directors may be removed without cause if any such removal is approved by the outstanding shares, subject to the following: (1) except for a corporation whose board of directors is classified pursuant to
Section 301.5 of the California Corporations Code, no director may be removed (unless the entire board of directors is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast, (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the directors' most recent election were then being elected, (2) when by the provisions of the articles of incorporation of the corporation the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

     A director of a corporation whose board of directors is classified pursuant to Section 301.5 of the Code may not be removed if the votes cast against removal of the director, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

     (b) Any director may be removed with cause by application to the Superior Court of the proper county by shareholders holding at least 10% of the number of outstanding shares of any class. For purposes of this Bylaw, "cause" shall mean fraudulent or dishonest acts or gross abuse of authority or discretion with regards to the corporation.

SECTION 6 -  RESIGNATION OF DIRECTOR

     Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future date, a successor may be elected to take office when the resignation becomes effective.

SECTION 7 -  PLACE OF MEETING

     Regular meetings of the board of directors shall be held at any place within or outside the State of California which has been designated from time to time by resolution of the board of directors. In the absence of such designation, regular meetings shall be held at the corporation's principal executive office.

     Special meetings of the board may be held either at a place within or outside the State of California which has been designated by resolution of the board of directors or as set forth in a notice of the meeting. If no such location is set forth in a resolution or in the notice of the meeting, the meeting shall be held at the principal executive office of the corporation.

     Members of the board may participate in a meeting through use of a conference telephone or similar communication equipment, so long as: (i) if by telephone, all members participating in such meeting can hear one another and
(ii) if by other electronic communication (i.e. via the Internet or video (screen), each member is provided a means of participation in all matters and a means to verify that those participating in the meeting are directors or other persons authorized to participate in such meeting. Participation in a meeting by means of the above- described procedure shall constitute presence in person at such meeting.

SECTION 8 -  ANNUAL MEETING

     Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers and the transaction of other business. Notice of such meeting is hereby dispensed with.

SECTION 9 -  SPECIAL MEETINGS

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or vice president or the secretary or any two directors.

     Written notice of the date, time and place of special meetings shall be delivered personally to each director or sent to each director by first-class mail, by telegraph, facsimile or by other form of written communication, charges prepaid, sent to him at his address as it appears upon the records of the corporation or, if it is not so shown or is not readily ascertainable, at the place in which the meetings of directors are regularly held. The notice need not state the purpose for the meeting. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the meeting. In case such notice is delivered personally, transmitted by facsimile or other electronic means, or telegraphed, it shall be so delivered, deposited with the telegraph company or electronically transmitted at least forty-eight (48) hours prior to the time of the meeting. Such delivery, mailing, telegraphing, or transmitting as above provided, shall be due, legal and personal notice to such director. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

SECTION 10 - ADJOURNMENT

     A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place.

SECTION 11 - NOTICE OF ADJOURNMENT

     If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.

SECTION 12 - WAIVER OF NOTICE

     The transactions at any meeting of the board of directors, however called and noticed, or wherever held, shall be as valid as though such transactions had occurred at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice need not state the purpose for which the meeting is or was held.

SECTION 13 - QUORUM AND VOTING

     A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinabove provided. In no event shall a quorum be less than two (2) unless the authorized number of directors is one (1), in which case one (1) director constitutes a quorum. Every act or decision done or made by a majority of the directors at a meeting duly held at which a quorum is present shall be regarded as an act of the board of directors subject to the provisions of Section 310 of the Code of the State of California requiring shareholder approval of a contract or other transaction in which a director has a direct or indirect financial interest, Section 311 of the Code as to appointment of committees, and Section 317(e) of the Code requiring shareholder approval of indemnification of directors, officers, employees or other agents of the corporation. However, a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

SECTION 14 - FEES AND COMPENSATION

     Directors shall not receive any stated salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed to directors not receiving monthly compensation for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity, as an officer, agent, employee or otherwise, from receiving compensation therefor.

SECTION 15 - ACTION WITHOUT MEETING

     Any action required or permitted to be taken by the board of directors may be taken without a meeting if all members of the board individually or collectively consent in writing to such action. Such consent or consents shall be filed with the minutes of the meetings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under the provision of the California General Corporation Law which relates to action so taken shall state that the action was taken by unanimous written consent of the board of directors without a meeting and that the bylaws authorized the directors to so do.


                              ARTICLE IV - OFFICERS

SECTION 1 -  OFFICERS

     The officers of the corporation shall be a chairman of the board or a president or both, a secretary and chief financial officer (treasurer) and such other officers with such titles and duties as may be appointed in accordance with the provisions of Section 3 of this Article. Any number of offices may be held by the same person.

SECTION 2 -  ELECTION

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article, shall be chosen annually by the board of directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve or until his successor shall be elected and qualified.

SECTION 3 -  SUBORDINATE OFFICERS

     The board of directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

SECTION 4 -  REMOVAL AND RESIGNATION

     Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board, or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the board of directors or to the president or to the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5 -  VACANCIES

     A  vacancy  in  any  office   because  of  death,   resignation,   removal,
disqualification or any other cause shall be filled in the manner prescribed in the bylaws for regular appointments to such office.

SECTION 6 -  CHAIRMAN OF THE BOARD

     The chairman of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board of directors and shareholders and exercise and perform all such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the bylaws.

SECTION 7 -  PRESIDENT

     The president, or if there is no president the chairman of the board, shall be the general manager and chief executive officer of the corporation and shall, subject to the board of directors, have general supervision, direction and control of the business and of other officers and employees of the corporation. He shall preside at all meetings of the shareholders and, if there is no regular, appointed chairman of the board or if such chairman is absent, at all meetings of the board of directors. He shall be an ex-officio member of all standing committees, including the executive committee, if any, and shall have general powers and duties of management usually vested in the office of the president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

SECTION 8 -  VICE PRESIDENTS

     In the absence or disability of the president and the chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president and, when so acting, shall have all the powers of and be subject to all the restrictions upon the president and chairman of the board. Each vice president shall have such other powers and shall perform such other duties as from time to time may be prescribed for him by the board of directors or the bylaws, and the president or the chairman of the board.

SECTION 9 -  SECRETARY

     The secretary shall keep, or cause to be kept, at the principal executive office, or such other place as the board of directors may order, a book of minutes of all meetings of directors and shareholders, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meeting and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and the date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, shall keep the seal of the corporation in safe custody and shall have such other powers and shall perform such other duties as from time to time may be prescribed by the board of directors or the bylaws.

SECTION 10 - ASSISTANT SECRETARIES

     In the absence or disability of the secretary, the assistant secretaries in order of their rank as fixed by the board of directors or, if not ranked, the assistant secretary designated by the board of directors shall perform all the duties of the secretary and, when so acting, shall have all the powers of and be subject to all the restrictions upon the secretary. Each assistant secretary shall have such other powers and shall perform such other duties as from time to time may be prescribed for him by the board of directors or the bylaws.

SECTION 11 - CHIEF FINANCIAL OFFICER (TREASURER)

     The chief financial officer shall be the treasurer. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares.

     The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall be responsible for the proper disbursement of the funds of the corporation as may be ordered by the board of directors and shall render to the president or directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation. The treasurer shall prepare a proper annual budget of income and expenses for each calendar year, revised quarterly, for approval of or revision by the board of directors and shall be responsible for the handling of finances in connection therewith. He shall have such other powers and shall perform such other duties as may be prescribed by the board of directors. He shall see that all officers signing checks are bonded in such amounts as may be fixed from time to time by the board of directors.

SECTION 12 - ASSISTANT FINANCIAL OFFICERS

     In the absence of or disability of the treasurer, the assistant financial officers in order of their rank or, if not ranked, the assistant financial officer designated by the board of directors shall perform all the duties of the treasurer and, when so acting, shall have the powers of and be subject to all the restrictions upon the treasurer. Each assistant financial officer shall have such other powers and perform such other duties as from time to time may be prescribed for him by the board of directors or the bylaws.

SECTION 13 - SALARIES

     Salaries of officers and other shareholders employed by the corporation shall be fixed periodically by the board of directors or established under agreements with the officers or shareholders approved by the board of directors. No officer shall be prevented from receiving this salary because he is also a director of the corporation.


                           ARTICLE V - SHARES OF STOCK

SECTION 1 -  SHARE CERTIFICATES

     The certificates of shares of the corporation shall be in such form consistent with the articles of incorporation and the laws of the State of California as shall be approved by the board of directors. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All such certificates shall contain the restrictive legend set forth in the organizational resolutions, unless otherwise noted in resolutions adopted by the board of directors. The certificates shall be signed by the chairman or vice chairman of the board or the president or a vice president, and by the treasurer or an assistant financial officer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.

SECTION 2 -  FRACTIONAL SHARES

     The corporation may not issue, sell or transfer fractional shares.

SECTION 3 -  TRANSFER OF SHARES

     Subject to the provisions of law, upon the surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 4 -  LOST OR DESTROYED CERTIFICATE

     The holder of any shares of stock of the corporation shall immediately notify the corporation of any loss or destruction of the certificate therefor, and the corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the board of directors. The board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his legal representative, to make proof satisfactory to the board of directors of the loss or destruction thereof and to give the corporation a bond or other security, in such amount and with such surety or sureties as the board of directors may determine, as indemnity against any claim that may be made against the corporation on account of any such certificate so alleged to have been lost or destroyed.


                             ARTICLE VI - COMMITTEES

SECTION 1 -  COMMITTEES

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided by resolution of the board, shall have all authority of the board, except with respect to: (i) the approval of any action requiring shareholder approval as enumerated in subsection (i) through
(vi) of section of Article II of these bylaws and requiring notice to shareholders of such action; (ii) the filling of vacancies on the board of directors or on any committee; (iii) the fixing of compensation of the board of directors for serving on the board or on any committee; (iv) the amendment or repeal of bylaws or the adoption of new bylaws; (v) the amendment or repeal of any resolution of the board of directors which by its expressed terms is not so amenable or repealable; (vi) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount within a price range determined by the board of directors; or (vii) the appointment of other committees of the board of directors or the members of these committees.

     The provisions of these bylaws for notice to directors of meetings, place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment, and actions without meetings, without such changes in the context of those bylaws as may be necessary to substitute the committee and its members for the board of directors and its members, apply also to the committees of the board of directors and action by such committees, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee.

                   ARTICLE VII - INDEMNIFICATION OF DIRECTORS,
                      OFFICERS, EMPLOYEES, AND OTHER AGENTS

SECTION 1 -  AGENTS, PROCEEDINGS, AND EXPENSES

     For purposes of this Article, an "agent" of the corporation includes any person who is or was a director, officer, employee or other agent of the corporation; or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" include, without limitation, attorneys' fees, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation.

SECTION 2 -  INDEMNIFICATION

     The corporation shall, to the maximum extent permitted by California law, have the power to indemnify each of its agents against expenses and shall have the power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.

SECTION 3 -  INSURANCE

     The corporation may, upon the resolution of the directors, purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, whether or not the corporation would have the power to indemnify the agent against such liability under the provisions of this
Article VII.


                       ARTICLE VIII - RECORDS AND REPORTS

SECTION 1 -  SHAREHOLDER INSPECTION OF BYLAWS

     The corporation shall keep at its principal executive office in California, for the transaction of business, the original, or a copy, of the bylaws and any amendments thereto, certified by the secretary, which shall be open to inspection by shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside California and the corporation has no principal business office in California, it shall upon written request of any shareholder furnish to such shareholder a copy of the bylaws and any amendments thereto.

SECTION 2 - MAINTENANCE AND INSPECTION OF RECORDS OF
            SHAREHOLDERS

     The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

SECTION 3 - SHAREHOLDER INSPECTION OF CORPORATE RECORDS

     The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form, and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation and may not be limited by the articles and bylaws.

SECTION 4 - INSPECTION BY DIRECTORS

     Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and to inspect the physical properties of the corporation and each of its subsidiary corporations, domestic or foreign. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

SECTION 5 - ANNUAL REPORT

     The annual report to shareholders referred to in Section 1501(a) of the Code, and subject to the limitations thereof, is expressly waived, but the board of directors of the corporation may cause to be sent to the shareholders, not later than one hundred twenty (120) days after the close of the fiscal or calendar year, an annual report in such form as may be deemed appropriate by the board of directors.

SECTION 6 - ANNUAL STATEMENT OF GENERAL INFORMATION

     The corporation shall, each year during the calendar month in which its articles of incorporation originally were filed with the California Secretary of State, or during the preceding five (5) calendar months, file with the Secretary of State, on the prescribed form, a statement setting forth the authorized number of directors, the names and complete business or residence addresses of all incumbent directors, the names and complete business or residence addresses of the chief executive officer, secretary and chief financial officer, the street address of its principal executive office or principal business office in this state, and the general type of business constituting the principal business activity of the corporation, together with a designation of the agent of the corporation for the purpose of service of process, all in compliance with
Section 1502 of the Code.


                           ARTICLE IX - MISCELLANEOUS

SECTION 1 - CHECKS, DRAFTS, EVIDENCE OF INDEBTEDNESS

     All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as determined by resolution of the board of directors.

SECTION 2 - CONTRACTS, EXECUTION

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances; and, unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.

SECTION 3 - REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The president or, in the event of his absence or inability to serve, any vice president and the secretary or assistant secretary of the corporation are authorized to vote, represent and exercise, on behalf of the corporation, all rights incidental to any and all shares of any other corporation standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.

                        ARTICLE X - AMENDMENTS TO BYLAWS

SECTION 1 - AMENDMENT BY SHAREHOLDERS

     New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of the shareholders entitled to exercise a majority of the voting power of the corporation; except as provided in these bylaws, a bylaw amendment reducing the number or the minimum number of directors cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent would be sufficient to elect at least one (1) director if voted cumulatively at an election at which all of the outstanding shares entitled to vote were voted and the entire number of previously authorized directors were then being elected.

SECTION 2 - AMENDMENT BY DIRECTORS

     Subject to the rights of the  shareholders as provided in section 1 of this
Article X to adopt, amend or repeal bylaws, bylaws may be adopted, amended, or repealed by the board of directors; except as provided in these bylaws, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to variable board or vice versa may only be adopted by the affirmative vote of a majority of the outstanding shares entitled to vote.

                       CERTIFICATION OF ADOPTION OF BYLAWS

     I, Harry W. Weise, hereby certify that:

     1. I am the Secretary of Sonoma Valley Bancorp, a California corporation (the "Corporation"); and

     2. The foregoing Bylaws, consisting of twenty-three (23) pages, are a true and correct copy of the Bylaws of the Corporation as duly adopted by approval of the Board of Directors of the Corporation effective March 22, 2000.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Corporation this 27 day of March, 2000.



                                             s/ Harry W. Weise
                                             ----------------------------------
                                             Harry W. Weise Secretary